SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 17, 2003

eUniverse, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 215-1001

N/A

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

On July 17th, 2003, eUniverse, Inc. (the “Company”) issued a press release announcing preliminary unaudited financial results for fiscal year 2003 and providing a preliminary outlook and business update for fiscal year 2004 (the “Press Release”). The following information addresses, for the purposes of being filed with the Securities and Exchange Commission under Item 5 of this Form 8-K, certain items covered by the Press Release.

Fiscal Year 2003 Update

As previously announced, eUniverse and its independent auditors are currently reviewing the Company’s previously reported fiscal year 2003 financial results, which ended on March 31, 2003.

On a preliminary unaudited basis, the Company expects to report revenue of between $20 million and $21 million for the fourth quarter ended March 31, 2003. The Company also expects to report a pre-tax operating loss for the fourth quarter of fiscal 2003 of between $2.5 million and $3.5 million. The Company attributes its fourth quarter operating performance to several factors including: lower than expected returns on media spending, higher than expected product returns, significant receivable collection issues at the recently discontinued Ultraconversions operating unit, inefficiencies in the Company’s supply chain operations, and a sluggish consumer environment.

For the fiscal year 2003, the Company’s initial financial results include revenue of between $66 million and $67.5 million. The Company expects pre-tax operating income of between $.1 million and $.4 million and a loss from continuing operations of between $.7 million and $1.0 million. EBITDA, which is income (loss) from continuing operations before interest, taxes, depreciation and amortization, for the fiscal year 2003 is expected to be approximately $2.2 million to $2.5 million. Net income (loss) from continuing operations may be reconciled to EBITDA by adding back interest of approximately $.5 million, taxes (benefit) of approximately $.1 million, depreciation of approximately $1.3 million, and amortization of approximately $1.3 million. EBITDA is a non-GAAP measure and should not be considered an alternative to any other measure of performance under generally accepted accounting principles. We present EBITDA because management believes EBITDA may be useful to investors in assessing the Company’s operating performance; however, this additional measure should not be considered a replacement of or better than, operating income, cash flows, or other measures prepared in accordance with generally accepted accounting principles.

The resolution of the accounting for the Company’s net operating loss carry-forward, that will be determined in conjunction with the ongoing fiscal year 2003 audit, may have a positive impact on the Company’s fourth quarter and fiscal year 2003 results.

The full year fiscal 2003 preliminary unaudited results include restatement adjustments that negatively impact revenue by approximately $2.4 million to $2.6 million and net income by $4.5 million to $5.5 million for the previously reported first three quarters of the fiscal year. For the nine months ended December 31, 2002, the Company had previously reported net income of $7.8 million. To date, the majority of the impact of the restatement appears to be in the third quarter of fiscal year 2003. During that period the Company grew rapidly while simultaneously trying to absorb and integrate the acquisition of a sizable e-commerce company, ResponseBase. However, prior periods continue to be subject to review.

As previously announced, the Company delayed the filing of its annual report on Form 10-K for fiscal year 2003 to address the review of accounting matters. In addition, as previously disclosed, the Company’s common stock is subject to a delisting hearing on July 31, 2003, before the Nasdaq Listings Qualification Panel as a result of its failure to provide necessary financial information to the market in a timely manner. eUniverse intends to make its annual and restated filings as soon as practicable, but cannot state with certainty when such filings will occur.

Fiscal Year 2004 Outlook

For the first quarter of fiscal year 2004, ended June 30, 2003, eUniverse expects to report revenue of between $16 million and $17 million, which represents growth of approximately 40 to 45 percent over preliminary unaudited revenue for the same quarter of the prior fiscal year. The Company expects to report a small operating loss in the quarter.

For fiscal year 2004, the Company is forecasting revenue growth of approximately 13% to 15% over its preliminary unaudited fiscal year 2003 results with revenues of approximately $75 million to $80 million. Operating income for fiscal year 2004 is forecasted to fall within a range of $3.0 million to $3.5 million. Nonrecurring expenses arising from the Company’s reorganization (discussed below) and previously announced restatement process for fiscal year 2003 are expected to be approximately $2.5 million to $3.0 million.

Operational Reorganization

Starting in the first quarter of fiscal year 2004, eUniverse initiated, and has largely completed, significant steps to streamline the Company’s operating structure and accelerate top line growth. These actions are expected to result in an annual savings of more than $6 million.

•	The Company consolidated its core properties to gain greater scale and also closed four of its under-performing business lines: Ultraconversions, FitnessHeaven, MegaLottoClub and FamilyCareAdvantage.

•	The Company also reduced headcount by approximately 20 percent.

The information contained herein contains “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “should,” or “anticipates” or the negative thereof. Such statements are subject to certain risks, uncertainties and assumptions about our business. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved. The factors which could cause actual results or events to differ materially from those suggested by any such statements include, but are not limited to, those discussed or identified from time to time in the Company’s public filings with the Securities and Exchange Commission and also may include risks or uncertainties associated with, among others: the slower spending environment for advertising sales; the actual increases in demand by customers for eUniverse’s products and services; changes in governmental or Internet Service Provider regulations and policies affecting commercial electronic communications; general economic conditions; risks related to the integration of acquisitions; the ability to locate and retain qualified personnel; the risk that the Company may encounter difficulties in connection with, or not experience benefits from, internal expansion; the risk that the Company’s reorganization efforts may not result in anticipated savings; the possibility that the Company’s internal review of its historical financial statements, or the investigation by the Audit Committee of the Company’s Board of Directors of the matters surrounding the Company’s previously disclosed restatement and accounting issues, uncovers additional issues or results in a determination to further restate our financial statements; the possibility that Nasdaq will decline to grant the Company’s request for continued listing; the outcome of an informal inquiry by the Securities and Exchange Commission in connection with the restatements; the outcome of litigation that has been filed in connection with the restatements; the possibility that stockholders or regulatory authorities may initiate additional proceedings against the Company or our officers and directors as a result of the restatements; and the level of professional fees and expenses incurred by the Company in connection with its aforementioned accounting review and regulatory and litigation proceedings. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable

(b)    Not applicable

(c)    99.1    Press Release, dated July 17th, 2003

ITEM 9.    REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12—RESULTS OF OPERATION AND FINANCIAL CONDITION)

The information contained in Item 5 above is also being furnished under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 24, 2003

EUNIVERSE, INC.

By:	/S/ CHRISTOPHER S. LIPP
Christopher S. Lipp Sr. Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
99.1	Press Release of eUniverse, Inc. dated July 17, 2003